UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 22, 2009

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Sun American Bancorp

(Exact Name of Registrant as Specified in Charter)

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Delaware	0-22911	65-032364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9293 Glades Road

Boca Raton, Florida  33434

(Address of Principal Executive Offices)  (Zip Code)

(561) 544-1908

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Item 1.01

Entry into a Material Definitive Agreement]

[Item 8.01

Other Events]

Effective December 22, 2009, the board of directors of Sun American Bank (the “Bank,” a subsidiary of Sun American Bancorp, the registrant, the “Company”) acknowledged and entered into a Prompt Corrective Action Directive (the “Directive”) with the Federal Reserve Bank of Atlanta (the “Reserve Bank”). [The Reserve Bank notified the Bank that based on (i) the Bank’s failure to submit to the Reserve Bank an acceptable capital restoration plan, and (ii) the Reserve Bank’s determination that the Bank was significantly undercapitalized following the Bank’s submission of its report of condition and income for the quarter ended September 30, 2009, the Reserve Bank was required to carry out the prompt corrective action provisions of the Federal Deposit Insurance Act. The Directive requires that no later than 45 days after the effective date of the Directive, the Bank will (i) increase its equity through the sale of shares or contributions to surplus in an amount sufficient for the Bank to make itself adequately capitalized, (ii) enter into and close an agreement to be acquired by a depository institution holding company or combine with another insured depository institution, or (iii) take other necessary measures to make the Bank adequately capitalized. Each of the Directive’s alternative mandatory actions set forth above are subject to the grant of written extensions of time from the Reserve Bank.

The Directive reiterates restrictions on the Bank’s payment of any capital distributions, including without limitation, the payment of dividends, and sets forth mandatory operating restrictions, including a prohibition on the acceptance of new deposit accounts and the renewal of certain time deposits without the prior written approval of the Reserve Bank. The Bank continues to be bound by the restrictions under which it has been operating since a written agreement was executed by and among the Company, the Bank, the Reserve Bank and the State of Florida Office of Financial Regulation, effective January 26, 2009.

The description of the Directive is qualified in its entirety by reference to the full text. A copy of the Directive is attached as an exhibit to the Current Report on Form 8-K and incorporated by reference herein in its entirety.

Item 9.01.

Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

Shell Company Transactions.

Not applicable.

(d)

Exhibits.

Exhibit Number	Exhibits

99.1	Federal Reserve Bank Prompt Corrective Action Directive executed December 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN AMERICAN BANCORP

Date: January 4, 2010	By:	/s/ MICHAEL E. GOLDEN
Michael E. Golden
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibits

99.1	Federal Reserve Bank Prompt Corrective Action Directive executed December 22, 2009